Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, James W. Stratton, Chief Executive Officer of Stratton Real Estate Fund, Inc. (formerly, Stratton Monthly Dividend REIT Shares, Inc.) (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 2/17/10	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

I, James A. Beers, Chief Financial Officer of Stratton Real Estate Fund, Inc. (formerly, Stratton Monthly Dividend REIT Shares, Inc.) (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 2/17/10	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)